                                                                      Exhibit 21


                  [X] W. R. GRACE & CO., A DELAWARE CORPORATION
                                U.S. SUBSIDIARIES
                                -----------------

                                                                      12/31/2003


      [X]  Chapter 11 Filing - April 2, 2001

-----------------------------------------------------------------
                                                      STATE OF
                SUBSIDIARY NAME                     INCORPORATION
-----------------------------------------------------------------
[X]   A-1 Bit & Tool Co., Inc.                           DE
-----------------------------------------------------------------
      * Advanced Refining Technologies LLC               DE
-----------------------------------------------------------------
[X]   Alewife Boston Ltd.                                MA
-----------------------------------------------------------------
[X]   Alewife Land Corporation                           MA
-----------------------------------------------------------------
[X]   Amicon, Inc.                                       DE
-----------------------------------------------------------------
[ ]   AP Chem Incorporated                               MD
-----------------------------------------------------------------
[X]   CB Biomedical, Inc.                                DE
-----------------------------------------------------------------
[X]   CCHP, Inc.                                         DE
-----------------------------------------------------------------
[X]   Coalgrace, Inc.                                    DE
-----------------------------------------------------------------
[X]   Coalgrace II, Inc.                                 DE
-----------------------------------------------------------------
[ ]   Construction Products Dubai, Inc.                  DE
-----------------------------------------------------------------
[X]   Creative Food 'N Fun Company                       DE
-----------------------------------------------------------------
[X]   Darex Puerto Rico, Inc.                            DE
-----------------------------------------------------------------
[X]   Del Taco Restaurants, Inc.                         DE
-----------------------------------------------------------------
[X]   Dewey and Almy, LLC                                DE
-----------------------------------------------------------------
[X]   Ecarg, Inc.                                        NJ
-----------------------------------------------------------------
[X]   Five Alewife Boston Ltd.                           MA
-----------------------------------------------------------------
[X]   G C Limited Partners I, Inc.                       DE
-----------------------------------------------------------------
[X]   G C Management, Inc.                               DE
-----------------------------------------------------------------
[X]   GEC Management Corporation                         DE
-----------------------------------------------------------------
[X]   GN Holdings, Inc.                                  DE
-----------------------------------------------------------------
[X]   GPC Thomasville Corp.                              DE
-----------------------------------------------------------------
[X]   Gloucester New Communities Company, Inc.           NJ
-----------------------------------------------------------------
[X]   Grace A-B Inc.                                     DE
-----------------------------------------------------------------
[X]   Grace A-B II Inc.                                  DE
-----------------------------------------------------------------
[ ]   Grace Asia Pacific, Inc.                           DE
-----------------------------------------------------------------
[ ]   Grace Chemicals, Inc.                              DE
-----------------------------------------------------------------
[X]   Grace Chemical Company of Cuba                     IL
-----------------------------------------------------------------
[ ]   Grace Collections, Inc.                            DE
-----------------------------------------------------------------
[X]   Grace Culinary Systems, Inc.                       MD
-----------------------------------------------------------------
[X]   Grace Drilling Company                             DE
-----------------------------------------------------------------
[X]   Grace Energy Corporation                           DE
-----------------------------------------------------------------
[X]   Grace Environmental, Inc.                          DE
-----------------------------------------------------------------


---------------------
* Ownership of Advanced Refining Technologies LLC is 55% W. R. Grace & Co.-Conn. (#001) and 45% Chevron USA, Inc.; certain enumerated actions of the Executive Committee require unanimous consent.

-----------------------------------------------------------------
                                                      STATE OF
                SUBSIDIARY NAME                     INCORPORATION
-----------------------------------------------------------------
[X]   Grace Europe, Inc.                                 DE
-----------------------------------------------------------------
[ ]   Grace Germany Holdings, Inc.                       DE
-----------------------------------------------------------------
[X]   Grace H-G Inc.                                     DE
-----------------------------------------------------------------
[X]   Grace H-G II Inc.                                  DE
-----------------------------------------------------------------
[X]   Grace Hotel Services Corporation                   DE
-----------------------------------------------------------------
[X]   Grace International Holdings, Inc.                 DE
-----------------------------------------------------------------
[ ]   Grace Latin America, Inc.                          DE
-----------------------------------------------------------------
[ ]   Grace Management Services, Inc.                    DE
-----------------------------------------------------------------
[X]   Grace Offshore Company                             LA
-----------------------------------------------------------------
[X]   Grace PAR Corporation                              DE
-----------------------------------------------------------------
[X]   Grace Petroleum Libya Incorporated                 DE
-----------------------------------------------------------------
[ ]   Grace Receivables Purchasing, Inc.                 DE
-----------------------------------------------------------------
[X]   Grace Tarpon Investors, Inc.                       DE
-----------------------------------------------------------------
[X]   Grace Ventures Corp.                               DE
-----------------------------------------------------------------
[X]   Grace Washington, Inc.                             DE
-----------------------------------------------------------------
[X]   W. R. Grace Capital Corporation                    NY
-----------------------------------------------------------------
[X]   W. R. Grace & Co.-Conn.                            CT
-----------------------------------------------------------------
[X]   W. R. Grace Land Corporation                       NY
-----------------------------------------------------------------
[X]   Gracoal, Inc.                                      DE
-----------------------------------------------------------------
[X]   Gracoal II, Inc.                                   DE
-----------------------------------------------------------------
[X]   Guanica-Caribe Land Development Corporation        DE
-----------------------------------------------------------------
[X]   Hanover Square Corporation                         DE
-----------------------------------------------------------------
[X]   Homco International, Inc.                          DE
-----------------------------------------------------------------
[ ]   Ichiban Chemical Co., Inc.                         DE
-----------------------------------------------------------------
[X]   Kootenai Development Company                       MT
-----------------------------------------------------------------
[X]   L B Realty, Inc.                                   DE
-----------------------------------------------------------------
[X]   Litigation Management, Inc.                        DE
-----------------------------------------------------------------
[X]   Monolith Enterprises, Incorporated                 DC
-----------------------------------------------------------------
[X]   Monroe Street, Inc.                                DE
-----------------------------------------------------------------
[X]   MRA Holdings Corp.                                 DE
-----------------------------------------------------------------
[X]   MRA Intermedco, Inc.                               DE
-----------------------------------------------------------------
[X]   MRA Staffing Systems, Inc.                         DE
-----------------------------------------------------------------
[X]   Remedium Group, Inc.                               DE
-----------------------------------------------------------------
[ ]   Separations Group, The                             CA
-----------------------------------------------------------------
[X]   Southern Oil, Resin & Fiberglass, Inc.             FL
-----------------------------------------------------------------
[X]   Water Street Corporation                           DE
-----------------------------------------------------------------

NON-U.S. SUBSIDIARIES
---------------------

--------------------------------------------------
COUNTRY/
SUBSIDIARY NAME
--------------------------------------------------
ARGENTINA
--------------------------------------------------
W. R. Grace Argentina S.A.
--------------------------------------------------
WRG Argentina, S.A.
--------------------------------------------------
AUSTRALIA
--------------------------------------------------
Grace Australia Pty. Ltd.
--------------------------------------------------
BELGIUM
--------------------------------------------------
Grace N.V.
--------------------------------------------------
Grace Silica N.V.
--------------------------------------------------
BRAZIL
--------------------------------------------------
Grace Brasil Ltda.
--------------------------------------------------
Grace Davison Ltda.
--------------------------------------------------
PEADCO-Engenharia, Comercio Industria Ltda.
--------------------------------------------------
CANADA
--------------------------------------------------
GEC Divestment Corporation Ltd.
--------------------------------------------------
Grace Canada, Inc.
--------------------------------------------------
W. R. Grace Finance (NRO) Ltd.
--------------------------------------------------
CHILE
--------------------------------------------------
Grace Quimica Compania Limitada
--------------------------------------------------
CHINA - PEOPLE'S REPUBLIC OF
--------------------------------------------------
Grace China Ltd.
--------------------------------------------------
COLOMBIA
--------------------------------------------------
Grace Colombia S.A.
--------------------------------------------------
W. R. G.  Colombia S.A.
--------------------------------------------------
CUBA
--------------------------------------------------
Envases Industriales y Comerciales, S.A.
--------------------------------------------------
Papelera Camagueyana, S.A.
--------------------------------------------------
FRANCE
--------------------------------------------------
Etablissements Pieri S.A.
--------------------------------------------------
Societe Civile Beau-Beton
--------------------------------------------------
W. R. Grace S.A.
--------------------------------------------------
GERMANY
--------------------------------------------------
Advanced Refining Technologies GmbH
--------------------------------------------------
Grace Bauprodukte GmbH
--------------------------------------------------
Grace Darex GmbH
--------------------------------------------------
Grace GP G.m.b.H.
--------------------------------------------------
Grace Holding G.m.b.H.
--------------------------------------------------
Grace Management GP G.m.b.H.
--------------------------------------------------
Grace Silica GmbH
--------------------------------------------------

----------------------------------------------------
COUNTRY/SUBSIDIARY NAME
----------------------------------------------------
GREECE
----------------------------------------------------
Grace Hellas E.P.E.
----------------------------------------------------
HONG KONG
----------------------------------------------------
W. R. Grace (Hong Kong) Limited
----------------------------------------------------
W. R. Grace Southeast Asia Holdings Limited
----------------------------------------------------
HUNGARY
----------------------------------------------------
Grace Ertekesito Kft.
----------------------------------------------------
INDIA
----------------------------------------------------
W. R. Grace & Co. (India) Private Limited
----------------------------------------------------
INDONESIA
----------------------------------------------------
PT. Grace Specialty Chemicals Indonesia
----------------------------------------------------
IRELAND
----------------------------------------------------
Amicon Ireland Limited
----------------------------------------------------
Grace Construction Products (Ireland) Limited
----------------------------------------------------
Trans-Meridian Insurance (Dublin) Ltd.
----------------------------------------------------
ITALY
----------------------------------------------------
W. R. Grace Italiana S.p.A.
----------------------------------------------------
JAPAN
----------------------------------------------------
Advanced Refining Technologies K.K.
----------------------------------------------------
Grace Chemicals K.K.
----------------------------------------------------
Grace Japan Kabushiki Kaisha
----------------------------------------------------
KOREA
----------------------------------------------------
Grace Korea Inc.
----------------------------------------------------
MALAYSIA
----------------------------------------------------
W. R. Grace (Malaysia) Sendiran Berhad
----------------------------------------------------
W. R. Grace Specialty Chemicals (Malaysia) Sdn. Bhd.
----------------------------------------------------
MEXICO
----------------------------------------------------
Grace Container, S. A. de C. V.
----------------------------------------------------
W. R. Grace Holdings, S. A. de C. V.
----------------------------------------------------
NETHERLANDS
----------------------------------------------------
Amicon B.V.
----------------------------------------------------
Denac Nederland B.V.
----------------------------------------------------
Storm van Bentem en Kluyver B.V.
----------------------------------------------------
W. R. Grace B.V.
----------------------------------------------------
NETHERLANDS ANTILLES
----------------------------------------------------
W. R. Grace N.V.
----------------------------------------------------
NEW ZEALAND
----------------------------------------------------
Grace (New Zealand) Limited
----------------------------------------------------
PHILIPPINES
----------------------------------------------------
W. R. Grace (Philippines), Inc.
----------------------------------------------------
POLAND
----------------------------------------------------
Grace Sp. z o.o.
----------------------------------------------------
RUSSIA
----------------------------------------------------
Darex CIS LLC
----------------------------------------------------
SINGAPORE
----------------------------------------------------
W. R. Grace (Singapore) Private Limited
----------------------------------------------------
SOUTH AFRICA
----------------------------------------------------
Grace Davison (Proprietary) Limited
----------------------------------------------------
W. R. Grace Africa (Pty.) Limited
----------------------------------------------------

----------------------------------------------------
COUNTRY/
SUBSIDIARY NAME
----------------------------------------------------
SPAIN
----------------------------------------------------
Grace, S.A.
----------------------------------------------------
Pieri Especialidades, S.L.
----------------------------------------------------
SWEDEN
----------------------------------------------------
Grace AB
----------------------------------------------------
Grace Catalyst AB
----------------------------------------------------
Grace Sweden AB
----------------------------------------------------
SWITZERLAND
----------------------------------------------------
Pieri S.A.
----------------------------------------------------
TAIWAN
----------------------------------------------------
W. R. Grace Taiwan, Inc.
----------------------------------------------------
THAILAND
----------------------------------------------------
W. R. Grace (Thailand) Limited
----------------------------------------------------
UNITED KINGDOM
----------------------------------------------------
A.A. Consultancy & Cleaning Company Limited
----------------------------------------------------
Cormix Limited
----------------------------------------------------
Borndear 1 Limited
----------------------------------------------------
Borndear 2 Limited
----------------------------------------------------
Borndear 3 Limited
----------------------------------------------------
Darex UK Limited
----------------------------------------------------
Emerson & Cuming (Trading) Ltd.
----------------------------------------------------
Emerson & Cuming (UK) Ltd.
----------------------------------------------------
Grace Construction Products Limited
----------------------------------------------------
Pieri U.K. Limited
----------------------------------------------------
Servicised Ltd.
----------------------------------------------------
W. R. Grace Limited
----------------------------------------------------
VENEZUELA
----------------------------------------------------
Grace Venezuela, S.A.
----------------------------------------------------
Inversiones GSC, S.A.
----------------------------------------------------